Exhibit 10.3(J)


                                    The CIT Group/ Credit Finance 1211 Avenue of the Americas New York, NY 10036 Tel 212 790-9100 Fax 212 790-9123


         THE
         CIT
         GROUP
                                                             April 11, 2000

PHARMACEUTICAL FORMULATION, INC.
460 Plainfield Avenue
Edison, NJ  08817

Ladies and Gentlemen:

Reference is made to the (i) Loan and Security Agreement between you and us, as successor by merger to The CIT Group/Credit Finance, Inc., dated August 4, 1989, as supplemented and amended (the "Loan Agreement") and (ii) the letter agreement between us dated April 26, 1999 with respect to a certain Overadvance (the "Overadvance Letter"). Capitalized terms used and not otherwise defined herein shall have the same meanings given them in the Loan Agreement and/or the Overadvance Letter.

Notwithstanding any provision to the contrary in the Overadvance Letter it is hereby mutually agreed that, the current outstanding balance of the Overadvance which is $2,300,000.00 and is due and payable to us without offset, counterclaim or deduction, shall be repaid in monthly installments of $100,000.00 on the first business day of each month commencing on May 1, 2000.

The effectiveness of this agreement shall be subject to our receipt of an amendment (in form and substance satisfactory to us) increasing the Guaranty executed by ICC Industries, Inc. from $1,500,000.00 to $2,000,000.00.

In consideration of the foregoing, Borrower agrees to pay to Lender a transaction fee in the amount of $12,500 payable and fully earned upon the execution of this amendment and which transaction fee shall be in addition to all other fees set forth in the Loan Agreement.

Except as herein specifically provided, the Loan Agreement and/or the Overadvance Letter shall remain in full force and effect in accordance with their terms and no other changes in or waivers of the terms or provisions of the Loan Agreement and/or the Overadvance Letter are intended or implied. Nothing contained herein shall or shall be deemed to waive, release or modify any right or remedy to either party under the Loan Agreement or applicable law. If you are in agreement with the foregoing, please so indicate by signing and returning to us the enclosed copy of this letter.

                                        Very truly yours,

                                        THE CIT GROUP/BUSINESS CREDIT, INC.
                                        As successor by merger to
                                        The CIT Group/Credit Finance, Inc.



                                        By:  /S/ Andrew S. Housspiegel
                                             ---------------------------------
                                             Title:  Vice President

Read and Agreed to:

PHARMACEUTICAL FORMULATIONS, INC.



By:  /S/ JOHN ORAM
   -----------------------------------------------
Title:  Chairman